Harbor Fund
Supplement to Prospectus
dated March 1, 2005 (as revised October 27, 2005)


Harbor Mid Cap Growth Fund
Effective immediately, Harbor Mid Cap Growth Fund may invest up to 20% of its total assets in foreign securities.

Dated:  November 16, 2005